SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
     240.14a-12

                              The World Funds, Inc.
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          (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.Title of each class of securities to which transaction applies:

     2.Aggregate number of securities to which transaction applies:

     3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.Proposed maximum aggregate value of transaction:

     5.Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         ------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:
         ------------------------------------------------------------

     3)  Filing Party:
         ------------------------------------------------------------

     4)  Date Filed:
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




                              THE WORLD FUNDS, INC.
                          THIRD MILLENNIUM RUSSIA FUND
                               1500 Forest Avenue
                                    Suite 223
                            Richmond, Virginia 23229

NOTICE OF MEETING OF SHAREHOLDERS


     A Meeting of Shareholders of the Third Millennium Russia Fund series (the "Fund") of The World Funds, Inc. (the "World Funds") will be held in the World Funds' offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 at 10:00 a.m. local time, on ________________, 1999 for the following purposes:

1. To approve or disapprove a new Investment Advisory Agreement between the World Funds and Third Millennium Investment Advisors LLC on behalf of the Fund; and

     2. To transact any other business that may properly come before the Meeting or any adjournment of the Meeting.

     Shareholders of record at the close of business on October 28, 1999 are entitled to vote at the Meeting or any adjournment thereof.

                           By Order of the Board of Directors


                                 John Pasco, III
                           Chairman
_____________, 1999
Richmond, Virginia


------------------------------------------------------------

                         IMPORTANT

Whether or not you plan to attend the Meeting,  please mark
your  voting   instructions   on  the  enclosed  proxy  and
promptly   date,   sign  and  return  it  in  the  enclosed
envelope. If you return your proxy and later decide to attend the Meeting, you can revoke your proxy at the Meeting. No postage is required if mailed in the United
States. We ask your cooperation in helping the Fund save the expense of follow-up mailings and telephone calls by mailing your proxy promptly.
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


                                - 2 -
                              THE WORLD FUNDS, INC.
                          THIRD MILLENNIUM RUSSIA FUND

                               1500 Forest Avenue
                                    Suite 223
                            Richmond, Virginia 23229

                                 PROXY STATEMENT
                         Dated __________________, 1999


     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The World Funds, Inc. The proxies will be used at a meeting of shareholders (the "Meeting") of the Third Millennium Russia Fund (the "Fund"). The Meeting will be held on _________________, 1999 for the purposes set forth in the Notice of Meeting. The Meeting will be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 at 10:00 a.m., or at such later time or date made necessary by adjournment.

     The approximate date on which this proxy statement and the form of proxy are first being sent to shareholders of the Fund (the "Shareholders") is ___________________, 1999.

     The Fund is a series of The World Funds, Inc. (the "World Funds") which is an open-end management investment company that was organized as a Maryland corporation on May 9, 1997.

     Your vote is important. Please call 800-527-9525 if you have any questions about this proxy statement or form of proxy. You may vote by mail, by facsimile or in person.


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                          PROPOSAL
-------------------------------------------------------------


Proposal 1:   To approve an  Investment  Advisory  Agreement  between
         the Fund and Third Millennium Investment Advisors LLC.

     Third Millennium Investment Advisors LLC (the "Adviser") is the investment adviser to the Fund. The Adviser has determined to restructure its business in the manner, and for the reasons, described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the conduct of the business of the Fund, this restructuring will cause the present investment advisory agreement between the World Funds and the Adviser on behalf of the Fund to terminate. The Board has determined that it would be in the best interest of Shareholders for the Fund to continue to have the services of the Adviser, and therefore has recommended that the Shareholders of the Fund approve a new investment advisory agreement between the World Funds and the Adviser on behalf of the Fund, with the same terms as the present investment advisory agreement, except for the new date of effectiveness.

Discussion

The Board is responsible for the general supervision of the business of the Fund. The Directors act as fiduciaries for Shareholders under the laws of the State of Maryland. The World Funds employs Third Millennium Investment Advisors LLC (the "Adviser") to provide the Fund with investment advice and to conduct the Fund's on-going business. The present address of the Adviser is 1185 Avenue of the Americas, New York, New York 10036. The Adviser manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the World Funds and the Adviser on behalf of the Fund.

The Advisory Agreement is effective for a period of two years from September 21, 1998. It may be renewed annually thereafter, provided such continuance is approved annually by: (1) the World Funds' Board of Directors or the vote of a majority of the outstanding voting securities of the Fund; and (2) the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of the World Funds or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was last submitted to a vote of the Shareholders on September 18, 1998, when there were two Shareholders of the Fund at the Fund's inception. The purpose for submitting the Advisory Agreement to shareholder vote at that time was to obtain approval of the Advisory Agreement for the first time prior to its effectiveness as required by the 1940 Act.

In July, 1999, an agreement (the "Transaction Agreement") was entered into by shareholders of the Adviser, providing for the sale of forty percent of the membership interests of the Adviser to James L. Melcher (the "Transaction"). Such purchase agreement is conditional upon approval by shareholders. Forty percent of the membership interests of the Adviser will continue to be owned by Third Millennium Corporation, Mountain Lake, P.O. Box 832, Lake Wales, Florida 33859, of which John T. Connor, Jr. will continue to be the Chairman of the Board and he and his wife will continue to be the sole shareholders. Each of the remaining four members in interest of the Adviser holds five percent of the membership interests in the Adviser.

Consummation of the Transaction will constitute a change of control of the Adviser and an "assignment," as that term is defined in the 1940 Act, of the Advisory Agreement. As required by the 1940 Act, the Advisory Agreement provides for the agreement's automatic termination in the event of an assignment of the agreement. In anticipation of this automatic termination, a new investment advisory agreement (the "New Agreement") between the World Funds and the Adviser on behalf of the Fund is being submitted for the approval of Shareholders of the Fund. Subject to approval of the Shareholders of the Fund, the New Agreement will become effective and be dated as of the effective date of the change in control of the Adviser, which will occur shortly after the Shareholders of the Fund approve the New Agreement. A copy of the form of the Advisory Agreement is attached hereto as Exhibit A. THE NEW AGREEMENT FOR THE FUND WILL CONTAIN IN ALL MATERIAL RESPECTS THE SAME TERMS AS THE TERMS IN THE ADVISORY AGREEMENT AT THE TIME OF CONSUMMATION OF THE TRANSACTION, except that the New Agreement will have a new effective date. The New Agreement will be effective for a period of two years from the new effective date and may be renewed annually thereafter in the same manner as the Advisory Agreement as described above.

The effectiveness of the Transaction Agreement and the completion of the proposed change of control of the Adviser are conditioned, unless waived by the parties to the Transaction Agreement, upon the approval of the Shareholders of the Fund of a new investment advisory agreement for the Fund with the Adviser on terms substantially identical to those of the Advisory Agreement currently in effect. The Transaction is also intended to comply with the provisions of
Section 15(f) of the 1940 Act, and the Fund has agreed to continue to conduct its business in compliance with the terms of that section.

Under both the Advisory Agreement, and the New Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of the World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and Federal securities laws.

Under both the Advisory Agreement and the New Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average net assets of the Fund; 1.50% on average net assets of the Fund in excess of $125 million and not more than $250 million; and 1.25% on average net assets of the Fund over $250 million. These fees are higher than fees charged by many other investment companies, but are comparable to the fees paid by other investment companies with investment policies and objectives similar to those of the Fund. The fee is paid to the Adviser monthly, within five (5) business days after the end of the month. The Adviser has undertaken to waive its fees to which it is entitled under the Advisory Agreement or the New Agreement or to reimburse Fund expenses to hold the total annual fund operating expenses (excluding certain items such as brokerage costs, taxes, interest, or extraordinary expenses) at 2.75% for a period of two years from the inception of the Fund on September 21, 1998.

The Adviser has assembled an Advisory Committee to assist the Adviser in evaluating the securities market environment and to provide the portfolio manager with specific industry and company recommendations for their consideration. The following persons are members of the Advisory Committee:

o E. Wayne Nordberg, retired in September, 1998, from Lord, Abbott & Co., where he was a Partner since 1988, most recently in charge of Equity Investments, and before that, in charge of Equity Research. A Member of the Financial Analysts Federation and the New York Society of Security Analysts, he received his BA in Economics from Lafayette College.

o Oleg Yachnik, President and founder of OLMA, Moscow, Russia, ranked by Kommersant Daily among the top 25 Russian financial
                 ----------------
       companies. Mr. Yachnik received a PhD in 1982 from Bauman Moscow High Technical College and is a member, since 1996, of the Board of Directors of NAUFOR (the self-regulatory brokers' association) and of the RTS (Russian Trading System), as well as a member, since 1996, of the governing committee of MICEX (the Moscow Currency Exchange).

o Alexander Pevnitsky, General Director of the brokerage company "Pride," which is located in Novosibirsk, Russia and is ranked seventh among regional brokers in Russia. He received a PhD in mathematics and economics from Novosibirsk State University.

o Yury Bovkun, General Director of "Pride Holding," ranked by Kommersant Daily fifth among the regional financial firms in Russia. He is a member of the Board of Directors of the RTS.

o Jim Melcher is President of Balestra Capital, an asset management firm located at 1185 Avenue of the Americas, New York, N.Y. He is a graduate of Columbia University and is a registered investment adviser.

o John T. Connor, Jr. is Chairman of the Adviser, Vice President of the World Funds and a portfolio manager of the Fund. Since 1993, Mr. Connor has been Chairman of ROSGAL, a Russian financial company licensed by the Ministry of Finance of the Russian Federation, and of its affiliate, Rosgal Insurance, an insurance company separately licensed by the Ministry of
       Finance.   Both  companies  have  their  principal  business
       offices on the same premises in Moscow, Russia. A Phi Beta Kappa, highest honors graduate of Williams College, and a graduate of Harvard Law School, Mr. Connor previously chaired the pension committee of a NYSE-listed company and authored the lead article in an American Bar Association journal on "Russia's Securities Markets" (Fall 1996).

o Alexei Moskvin, ROSGAL's Director of Equity Investment and a portfolio manager of the Fund. Mr. Moskvin received a PhD in 1985 from Novosibirsk State University and holds a Financial Broker and Money Manager Certificate granted by the Ministry of Finance of the Russian Federation.

The Fund's portfolio managers are John T. Connor, Jr. and Alexei Moskvin. In addition, the Adviser may retain the services of other full-time professionals in portfolio management. The portfolio managers operate under the supervision of the Investment Committee, which is comprised of the two portfolio managers and Mr. Melcher. Each of the above named individuals, except Mr. Nordberg, is a principal, officer or employee of the Adviser.

The  Adviser  has  also  established  a  Consultant  Committee.  The  Consultant
Committee is comprised of former U.S. Ambassador to the Soviet Union Jack F. Matlock, Jr. and Professor Marvin Zonis. The Consultant Committee will be responsible for providing the Advisory Committee and the portfolio managers with periodic updates on political and macroeconomic conditions and trends in Russia and their potential implications for the overall investment climate in Russia. These updates will enhance the Adviser's ability to oversee and invest the assets of the Fund.

o Ambassador Matlock is currently the George F. Kennan Professor at the Institute for Advanced Study in Princeton, New Jersey. Ambassador in Moscow for four years under Presidents Reagan and Bush, and he earlier served in the Reagan White House as Special Assistant to the President for National Security Affairs and served three previous tours of duty in Moscow for a total of eleven years duty in the Soviet Union. His book, Autopsy on an Empire, was published by Random House in 1995 and he has written extensively on Russia's modern history and
     politics.   He  is  a  summa  cum  laude  graduate  of  Duke
     University.

o Marvin Zonis is a Professor at the Chicago Business School where he teaches International Political Economy and is the Principal in an international consulting firm bearing his name. Marvin Zonis + Associates created the Political Stability Index, the first useful quantitative model for assessing country risk. The index is used with clients to manage risk in political, economic and investment decisions. It also serves as the basis for preparing Country Analysis Reports, daily analyses of changing risk profiles in the major developed and emerging markets. He was educated at Yale University and Harvard Business School and received his PhD in Political Science from MIT.

Transactions in Shares of the Adviser

Since the formation of the Adviser, Mr. Connor has acquired membership interests in the Adviser previously held by two separate individuals, from Charles Wilkes and Patrick Price, and a portion of the membership interests in the Adviser held by firms affiliated with Messrs. Yachnik, Pevnitsky and Bovkun. Also, during this period, Mr. Connor transferred a portion of such membership interests to Mr. Jonas Ferris, former Vice President and Marketing Director of the Adviser and currently a Consultant to the Adviser. None of such transactions resulted in a change of control of the Adviser, as that term is defined in the 1940 Act.

Portfolio Transactions

Both the existing Advisory Agreement and the New Agreement give the Adviser the authority to place orders for the Fund pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Adviser may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Board of Directors.

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution, taking into account such factors as price, commissions (where applicable, which are negotiable in the case of U.S. national securities exchange transactions but which are generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker or dealer. After the Adviser makes a purchase or sale decision, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Fund may authorize the Adviser, when placing Fund transactions, to allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Fund also may authorize the Adviser to cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services  are  one  of the  many  ways  the  Adviser  can  keep  abreast  of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of the Fund's transactions may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to Shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's investment objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will generally not exceed 150%.

Fees Paid to Adviser by the Fund

The Fund has paid no fees to the Adviser for the period from inception of the Fund, on September 21, 1998, through the audited annual report dated August 31, 1999, nor has the Fund paid any fees to the Adviser since September 1, 1999.

For the period ended August 31, 1999, the Advisor waived fees of $12,305 and reimbursed expenses of $79,740.

Principal Executive Officer and Directors of the Adviser

The following are the names, addresses and principal occupations of the principal executive officer and each director of the Adviser:

Name and Address                                    Principal Occupation
John T. Connor, Jr.                                 President  and  portfolio
1185 Avenue of the Americas                         manager of the Adviser
New York, NY  10036

James L. Melcher                                    President, Balestra Capital;
1185 Avenue of the Americas                         Member of the Adviser
New York, NY 0036

Recommendation

  The Board of Directors has voted to approve the New Agreement as discussed above, and recommends that you vote FOR Proposal 1.

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                   PRINCIPAL SHAREHOLDERS
-------------------------------------------------------------

As of October 28, 1999, the following persons owned of record, or beneficially, more than five percent of the Fund's outstanding shares of common stock, par value $0.01 per share:




                               Number of Shares
                               Owned of Record or
Name and Address               Beneficially Owned           Percentage of Fund


Donaldson, Lufkin Jenrette         55,562.744                   68.209%
  Securities Corporation, Inc.
P. O. Box 2052
Jersey City, NJ 07303-9998

Barry J. Hershey                   10,152.284                   12.463%
381 Garfield Road
Concord, MA 01742

     TOTAL:                        65,715.028                   80.672%


As of October 28, 1999, the Directors and executive officers of the World Funds beneficially owned the following amounts of the Fund's outstanding shares of common stock, par value $0.01 per share:


                               Number of Shares
                               Beneficially Owned and
Name                           Nature of Ownership          Percentage of Fund

Samuel Boyd                            394.633                   0.484%
John Connor                          2,600.000                   3.192%
Paul Dickinson                         166.237                   0.204%
Mary Pasco                             500.000                   0.614%
William Poist                          166.237                   0.204%


     TOTAL:                          3,827.107                   4.698%



                       OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. The Meeting is a special meeting of the Shareholders of the Fund, and will consider only the substantive matters identified in the Notice of the Meeting. If any other matter properly comes before the Meeting, however, the persons named as proxies will vote on the matter in accordance with their judgment.


           VOTING INFORMATION AND ADJOURNMENT

Your proxy will be voted in accordance with the instructions you specify on the enclosed proxy card. If you sign and return your proxy card but do not provide us with specific instructions, your proxy will be voted IN FAVOR of Proposal 1. You may revoke your proxy at any time before it is exercised at the Meeting by
(i) delivering a written notice to the Fund expressly revoking your proxy, (ii) executing and forwarding to the Fund a subsequently-dated proxy, or (iii) attending the Meeting and voting in person.

In the event that, at the time the Meeting is called to order, a quorum is not present in person or by proxy, those proxies that have been received will be voted to adjourn the Meeting to a later date. Also, in the event that sufficient votes in favor of Proposal 1 set forth in the Notice of Meeting and proxy statement are not received by the time scheduled for the Meeting, the named proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to Proposal 1. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. In the event of a vote on any such adjournment, proxies that are required to be voted against Proposal 1 will be voted against an adjournment, and all other proxies that have been received will be voted for an adjournment. Abstentions and broker non-votes will be counted for the purpose of determining a quorum.

As of the close of business on October 28, 1999, the record date fixed by the Board for the determination of Shareholders of the Fund entitled to notice of and to vote at the Meeting, 81,456.701 shares of the Fund were outstanding. Each Shareholder will be entitled to one vote for each share of the Fund held on the Record Date and a fractional vote corresponding to each fractional share held at that time.

The vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, represented at the meeting in person or by proxy, is required for the approval of Proposal 1. Specifically, Proposal 1 must be approved by a vote of (a) at least 67% of the shares of the Fund present in person or by proxy, if more than 50% of the shares of the Fund are represented at the meeting, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast, and therefore would not be counted, for purposes of determining whether Proposal 1 has been approved.

The Adviser will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies and any additional material that may be furnished to Shareholders of the Fund. In addition to this solicitation by mail, solicitation may be undertaken by mail, telephone, telegraph or personal contact and the Adviser will bear the expenses of any such solicitation.


-------------------------------------------------------------

                       ANNUAL REPORT
-------------------------------------------------------------

     A copy of the Fund's Audited Annual Report, for the period ended August 31, 1999, has been provided to all Shareholders of record, and is incorporated by reference into this proxy statement. Copies of the Annual Report are available at no cost upon request by contacting The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling 800-527-9525.

-------------------------------------------------------------

                   SHAREHOLDER PROPOSALS
-------------------------------------------------------------

Under Maryland law, neither the World Funds or the Fund is required to hold annual shareholder meetings. Any Shareholder who would like to submit a proposal for consideration at future shareholder meetings may do so by submitting the proposal in writing to the Secretary of the World Funds at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.



Investment Adviser
Third Millennium Investment Advisors LLC
1185 Avenue of the Americas, 32nd Floor
New York, N.Y. 10036

Principal Underwriter
First Dominion Capital Corp.
1500 Forest Avenue
Suite 223
Richmond, Virginia 23229

Administrator
Commonwealth Shareholder Services, Inc.
1500 Forest Avenue
Suite 223
Richmond, Virginia  23229

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL 1 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.












                              THE WORLD FUNDS, INC.
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                     _____________________, 1999

     The undersigned  hereby constitutes and appoints John Pasco, III and Darryl
S. Peay, or any of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Meeting of Shareholders of Third Millennium Russia Fund to be held at 1500 Forest Avenue, Richmond, Virginia on the _______ day of
______________, 1999 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE ITEM. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED TO APPROVE PROPOSAL 1. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

1. To approve a new Investment Advisory Agreement between The World Funds, Inc. and Third Millennium Investment Advisors LLC on behalf of Third Millennium Russia Fund.


2. To transact such other business as may properly come before the Meeting.


FOR      [      ]  AGAINST            ABSTAIN
                   [      ]           [     ]




                                              , 1999
SIGNATURE         SIGNATURE         DATE
                  (JOINT OWNER)

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                      EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT




     Investment Advisory Agreement (the "Agreement") dated this of ____________,
       1999 by and between THE WORLD FUNDS, INC., a
Maryland corporation (herein called the "Fund"), and THIRD MILLENNIUM INVESTMENT ADVISORS LLC, a Delaware Limited Liability Company (the "Advisor") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

     WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the THIRD MILLENNIUM RUSSIA FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

         The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

         The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and 1.25% on assets over $250 million.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

         ( 1) Taxes;

         ( 2) Brokerage   fees  and   commissions   with   regard  to
              portfolio transactions;

         ( 3) Interest charges, fees and expenses of the custodian of the securities;

         ( 4) Fees and expenses of the Fund's transfer agent and the Administrator;

         ( 5) Its   proportionate   share  of   auditing   and  legal
              expenses;

         ( 6) Its proportionate share of the cost of maintenance of corporate existence;

         ( 7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

         ( 8) Its proportionate share of the costs of corporate meetings;

         ( 9) Federal  and  State   registration  fees  and  expenses
              incident to the sale of shares of the Portfolio;

         (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

         (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

         (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

         (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

         (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

     6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

     7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

         Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

     8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

     9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

     10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

     11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Third Millennium Russia Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Third Millennium Russia Fund" or any derivation thereof unless the Advisor waives this requirement in writing.

     12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

     14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

         (a)  To the Fund at:        1500 Forest Avenue
                                    Suite 223
                               Richmond, VA 23229

         (b)  To the Advisor at:    515 Madison Avenue, 24th Floor
                                New York, N.Y.  10022

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.
















     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                THIRD MILLENNIUM INVESTMENT ADVISORS LLC



                           BY:
                                John T. Connor, Jr.
                                    Chairman




                                THE WORLD FUNDS, INC.




                           BY:
                                John Pasco, III
                                    Chairman